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                                                                     EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 15, 1999 included in this Form 10-K/A into the Company's previously filed Registration Statements on Form S-8 (File Nos. 333-50957, 333-50959, 333-58037 and 333-58035 and the Registration
Statement on Form S-8 to be filed on June 28, 1999) and on Form S-3 (File No. 333-71629).


                                                     /s/ Arthur Andersen LLP

                                                     ARTHUR ANDERSEN LLP


Chicago, Illinois
June 25, 1999